SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to
Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 16, 2003

UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (952) 936-1300

N/A
(Former name or former address, if changed since last report.)

Signatures

Item 5. Other Events and Regulation FD Disclosure

UnitedHealth Group Incorporated (the “Company”) confirms that it entered into a definitive agreement on September 16, 2003 to acquire Golden Rule Financial Corporation and its subsidiaries.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2003

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ David J. Lubben

David J. Lubben
General Counsel & Secretary